UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2018

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement.

On December 18, 2018, Middleby Marshall Inc. (“MMI”), Bank of America, N.A., as administrative agent (the “Agent”), and the lenders party thereto entered into a First Amendment and Tranche Increase Amendment to Sixth Amended and Restated Credit Agreement (the “First Amendment”). The First Amendment amends the Company’s existing five-year, $2.5 billion amended and restated multi-currency revolving credit agreement, dated as of July 28, 2016 (the “Credit Agreement”), among MMI, as borrower, The Middleby Corporation, the Agent and the lenders party thereto, by (i) increasing the revolving commitments under the facility by $500 million to a total of $3.0 billion (the “Commitment Increase”), as permitted by the increase feature of the Credit Agreement, and (ii) making certain other modifications to the Credit Agreement to effectuate the Commitment Increase and to otherwise update certain provisions thereof.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 10.1

First Amendment and Tranche Increase Amendment to Sixth Amended and Restated Credit Agreement, dated as of December 18, 2018, among Middleby Marshall Inc., the lenders named therein, and Bank of America, N.A., as administrative agent for the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2018	THE MIDDLEBY CORPORATION

	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and
Chief Financial Officer